SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 29, 2006

NEW CENTURY BANCORP, INC.

(Exact name of Registrant as specified in its charter)

North Carolina	000-50400	20-0218264
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

700 W. Cumberland Street, Dunn, North Carolina 28334

(Address of principal executive offices)

Registrant’s telephone number, including area code (910) 892-7080

Not Applicable

(Former address of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On June 29, 2006, New Century Bancorp, Inc. (the “Registrant”), the holding company for New Century Bank and New Century Bank South, entered into an underwriting agreement with Howe Barnes Investments, Inc., Chicago, IL and Sandler O’Neill & Partners, L.P., New York, NY for the sale of 1,000,000 shares of the Registrant’s common stock at a price of $18.50 per share. The net proceeds of the public offering are expected to be approximately $17,260,000 after the payment of underwriters’ discount, commissions and expenses of the offering. The offering was made pursuant to a registration statement filed with the Securities and Exchange Commission, which was declared effective on June 29, 2006.

The underwriting agreement grants the underwriters an option, exercisable for a period of 30 days, to purchase up to an additional 150,000 shares of common stock to cover over-allotments, if any.

The underwriting agreement is filed as Exhibit 10.1 to this current report.

ITEM 8.01 OTHER EVENTS

On June 30, 2006, the Registrant’s common stock was listed for quotation on the Nasdaq National Market under the symbol “NCBC.”

A copy of the Registrant’s press release is filed as Exhibit 99.1 to this current report and incorporated by reference into this Item 8.01.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
10.1	Underwriting Agreement dated June 29, 2006

99.1	Press Release dated June 30, 2006

This Current Report on Form 8-K (including information included or incorporated by reference herein) may contain, among other things, certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, (i) statements regarding certain of Registrant’s goals and expectations with respect to earnings, income per share, revenue, expenses and the growth rate in such items, as well as other measures of economic performance, including statements relating to estimates of credit quality trends, and (ii) statements preceded by, followed by or that include the words “may,” “could,” should,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “intend,” “plan,” “projects,” “outlook,” or similar expressions. These statements are based upon the current belief and expectations of Registrant’s management and are subject to significant risks and uncertainties that are subject to change based on various factors (many of which are beyond Registrant’s control).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEW CENTURY BANCORP, INC.

By:	/s/ John Q. Shaw, Jr.
John Q. Shaw, Jr.
President and CEO

Dated: July 3, 2006

EXHIBIT INDEX

Exhibit No.	Description
10.1	Underwriting Agreement dated June 29, 2006

99.1	Press Release dated June 30, 2006